EXHIBIT 99.1

Hallador Energy Company Reports Third Quarter 2025 Financial and Operating Results

- Q3 Total Revenue up 40% YoY to $146.8 Million -

- Q3 Net Income Increases to $23.9 Million or $0.56 Earnings per Share -

- Q3 Operating Cash Flow of $23.2 Million -

- Q3 Adjusted EBITDA up 1.6x to $24.9 Million -

- Filed ERAS Application for 525MW Gas Generation Expansion -

TERRE HAUTE, Ind., November 10, 2025 – Hallador Energy Company (Nasdaq: HNRG) (“Hallador” or the “Company”) today reported its financial results for the third quarter ended September 30, 2025.

“This was an exceptional quarter for Hallador as we delivered significant gains across all key financial metrics, including material growth in revenue, net income, Adjusted EBITDA and cash flow from operations,” said Brent Bilsland, President and Chief Executive Officer. “Favorable summer weather, increased energy demand, and stronger natural gas prices provided a supportive backdrop that drove strong revenue at Hallador Power. Following the completion of our second unit’s planned maintenance early in the quarter, both generating units operated efficiently throughout the summer, while our coal operations continued to deliver solid production, increased shipments, and stable operating costs. The combination of higher dispatch levels and strong operational execution helped reduce inventories and meaningfully enhanced our financial performance.”

“We continue to see accelerating demand for accredited capacity, particularly from data center developers and load serving entities seeking dispatchable energy. The strength of this interest led us in early November to file an application seeking to expand our generation capabilities at the Merom site by 525 MWs through MISO’s Expedited Resource Addition Study (ERAS) program. ERAS aims to fast-track critical capacity additions to the grid and we are currently targeting an on-line date for the gas generation in the fourth quarter of 2028.”

Bilsland continued, “the combination of the ERAS application and the positive progress towards a long-term agreement in support of large load development is providing a definitive pathway for meaningful company growth. If we are able to execute on these growth initiatives, adding roughly 50% additional generating capacity to the Merom site should provide exceptional value to our shareholders now and in the future.”

Third Quarter 2025 Highlights

●	A favorable energy-pricing environment for Hallador Power and optimized fuel production, increased shipments and consistent operating costs at Sunrise Coal enabled the Company to generate material growth across all key financial metrics.

oTotal revenue increased 40% year-over-year to $146.8 million. Coal sales increased 62% year-over-year to $51.3 million and electric sales increased 29% year-over-year to $93.2 million.

oNet income and adjusted EBITDA increased year-over-year to $23.9 million and $24.9 million, respectively.

●The Company generated $23.2 million in operating cash flow during the third quarter, which was used to partially fund capital expenditures and debt service.

oTotal bank debt was $44.0 million at September 30, 2025, compared to $45.0 million at June 30, 2025, and $44.0 million at December 31, 2024.

oTotal liquidity was $46.4 million at September 30, 2025, compared to $42.0 million at June 30, 2025, and $37.8 million at December 31, 2024.

oCapital expenditures in the third quarter were $19.5 million, bringing the year-to-date capital expenditures to $44.3 million.

●Hallador continues to focus on forward sales to secure its energy position.

oThe Company signed a 5-month, $20.0 million prepaid forward sales contract during the quarter which is scheduled to be delivered between January 2027 and May 2027.

oAt quarter-end, Hallador had total forward energy, capacity and coal sales to 3rd party customers of $921.7 million through 2029.

Financial Summary ($ in Millions and Unaudited)

	Q3 2025	Q3 2024
Electric Sales	$93.2	$72.1
Coal Sales - 3rd Party	$51.3	$31.7
Other Revenue	$2.3	$1.4
Total Sales and Operating Revenue	$146.8	$105.2
Net Income	$23.9	$1.6
Operating Cash Flow	$23.2	$(12.9)
Adjusted EBITDA*	$24.9	$9.6

*   Non-GAAP financial measure, defined as EBITDA plus effects of certain subsidiary and equity method investment activity, less other amortization, plus certain operating activities including stock-based compensation, asset retirement obligations accretion, less gain on disposal or abandonment of assets, plus other reclassifications such as special non-recurring project expenses.

Adjusted EBITDA should not be considered an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our method of computing Adjusted EBITDA may not be the same method used to compute similar measures reported by other companies. Management believes the non-GAAP financial measure, Adjusted EBITDA, is an important measure in analyzing our liquidity.

Reconciliation of GAAP "Income (Loss) before Income Taxes" to non-GAAP "Adjusted EBITDA"

(In $ Thousands and Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
NET INCOME (LOSS)	$23,884	$1,554	$42,111	$(10,346)
Interest expense	4,927	2,692	12,469	10,364
Income tax expense (benefit)	—	232	—	(3,389)
Depreciation, depletion and amortization	9,142	13,838	29,661	42,930
EBITDA	37,953	18,316	84,241	39,559
Other operating revenue	—	6	—	13
Stock-based compensation	585	1,073	2,144	3,320
Asset retirement obligations accretion	446	410	1,310	1,208
Other amortization (1)	(12,212)	(10,192)	(36,578)	(36,510)
Gain on disposal or abandonment of assets, net	(2,334)	(290)	(2,410)	(536)
Loss on extinguishment of debt	—	—	—	2,790
Equity method loss	248	234	287	740
Other reclassifications	180	—	(1,420)	—
Adjusted EBITDA	$24,866	$9,557	$47,574	$10,584

(1) Other amortization relates to the non-cash amortization of the Hoosier PPA entered into in connection with the acquisition of the Merom Power Plant in 2022.

Solid Forward Sales Position - Segment Basis, Before Intercompany Eliminations (unaudited):

	Q4 2025	2026	2027	2028	2029	Total
Power
Energy
Contracted MWh (in millions)	1.15	4.00	2.31	1.09	0.27	8.82
Average contracted price per MWh	$38.07	$43.09	$50.78	$52.94	$51.33
Contracted revenue (in millions)	$43.78	$172.36	$117.30	$57.70	$13.86	$405.00

Capacity
Average daily contracted capacity MW	668	733	623	454	100
Average contracted capacity price per MWd	$211	$230	$226	$225	$230
Contracted capacity revenue (in millions)	$12.98	$61.54	$51.40	$37.33	$3.47	$166.72

Total Energy & Capacity Revenue

Contracted Power revenue (in millions)	$56.76	$233.90	$168.70	$95.03	$17.33	$571.72

Coal
Priced tons - 3rd party (in millions)	0.51	2.72	2.50	0.50	—	6.23
Avg price per ton - 3rd party	$53.08	$55.72	$56.74	$59.00	$—
Contracted coal revenue - 3rd party (in millions)	$27.07	$151.56	$141.85	$29.50	$—	$349.98

TOTAL CONTRACTED REVENUE (IN MILLIONS) - CONSOLIDATED	$83.83	$385.46	$310.55	$124.53	$17.33	$921.70

Priced tons - Intercompany (in millions)	1.33	2.30	2.30	2.30	—	8.23
Avg price per ton - Intercompany	$51.00	$51.00	$51.00	$51.00	$—
Contracted coal revenue - Intercompany (in millions)	$67.83	$117.30	$117.30	$117.30	$—	$419.73

TOTAL CONTRACTED REVENUE (IN MILLIONS) - SEGMENT	$151.66	$502.76	$427.85	$241.83	$17.33	$1,341.43

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as "expects," "believes," "intends," "anticipates," "plans," "estimates," "guidance," "target," "potential," "possible," or "probable" or statements that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Forward-looking statements include, without limitation, those relating to our ability to participate in the ERAS program (which requires acceptance of our application by ERAS) and achieve the expected benefits thereof, our ability to secure a long-term agreement in support of large load development and our expectations with respect to potential accelerating demand for accredited capacity. Forward-looking statements are based on current expectations and assumptions and analyses made by Hallador and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in Hallador’s annual report on Form 10-K for the year ended December 31, 2024, and other Securities and Exchange Commission filings. Hallador undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Conference Call and Webcast

Hallador management will host a conference call today, November 10, 2025 at 5:00 p.m. Eastern time to discuss its financial and operational results, followed by a question-and-answer period.

Date: Monday, November 10, 2025

Time: 5:00 p.m. Eastern time

Dial-in registration link: here

Live webcast registration link: here

The conference call will also be broadcast live and available for replay in the investor relations section of the Company’s website at www.halladorenergy.com.

About Hallador Energy Company

Hallador Energy Company (Nasdaq: HNRG) is a vertically-integrated Independent Power Producer (IPP) based in Terre Haute, Indiana. The Company has two core businesses: Hallador Power Company, LLC, which produces electricity and capacity at its one Gigawatt (GW) Merom Generating Station, and Sunrise Coal, LLC, which produces and supplies fuel to the Merom Generating Station and other companies. To learn more about Hallador, visit the Company’s website at http://www.halladorenergy.com/.

Company Contact

Todd E. Telesz

Chief Financial Officer

TTelesz@halladorenergy.com

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

(720) 330-2829

HNRG@elevate-ir.com

Hallador Energy Company

Condensed Consolidated Balance Sheets

(in thousands, except per share data)

(unaudited)

	September 30,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$12,663	$7,232
Restricted cash	22,819	4,921
Accounts receivable	24,763	15,438
Inventory	28,006	36,685
Parts and supplies	44,002	39,104
Prepaid expenses	4,293	1,478
Total current assets	136,546	104,858
Property, plant and equipment:
Land and mineral rights	69,961	70,307
Buildings and equipment	454,040	429,857
Mine development	99,852	92,458
Finance lease right-of-use assets	13,034	13,034
Total property, plant and equipment	636,887	605,656
Less - accumulated depreciation, depletion and amortization	(370,903)	(347,952)
Total property, plant and equipment, net	265,984	257,704
Equity method investments	2,713	2,607
Other assets	4,218	3,951
Total assets	$409,461	$369,120

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of bank debt, net	$42,698	$4,095
Accounts payable and accrued liabilities	44,010	44,298
Current portion of lease financing	7,395	6,912
Contract liabilities - current	113,244	97,598
Total current liabilities	207,347	152,903
Long-term liabilities:
Bank debt, net	—	37,394
Long-term lease financing	3,140	8,749
Asset retirement obligations	16,268	14,957
Contract liabilities - long-term	34,362	49,121
Other	2,156	1,711
Total long-term liabilities	55,926	111,932
Total liabilities	263,273	264,835
Commitments and contingencies (Note 16)
Stockholders' equity:
Preferred stock, $.10 par value, 10,000 shares authorized; none issued	—	—
Common stock, $.01 par value, 100,000 shares authorized; 42,978 and 42,621 issued and outstanding, as of September 30, 2025 and December 31, 2024, respectively	430	426
Additional paid-in capital	189,086	189,298
Retained deficit	(43,328)	(85,439)
Total stockholders’ equity	146,188	104,285
Total liabilities and stockholders’ equity	$409,461	$369,120

Hallador Energy Company

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
SALES AND OPERATING REVENUES:
Electric sales	$93,235	$72,116	$239,154	$192,996
Coal sales	51,256	31,662	119,588	114,093
Other revenues	2,355	1,377	8,780	3,685
Total sales and operating revenues	146,846	105,155	367,522	310,774
EXPENSES:
Fuel	27,119	13,755	57,392	34,684
Other operating and maintenance costs	44,415	32,741	101,759	103,704
Cost of purchased power	2,074	3,149	11,086	7,694
Utilities	4,543	3,586	13,202	12,090
Labor	27,574	26,721	81,402	88,444
Depreciation, depletion and amortization	9,142	13,838	29,661	42,930
Asset retirement obligations accretion	446	410	1,310	1,208
Exploration costs	38	62	157	179
General and administrative	4,770	6,471	19,096	20,218
Gain on disposal or abandonment of assets, net	(2,334)	(290)	(2,410)	(536)
Total operating expenses	117,787	100,443	312,655	310,615

INCOME FROM OPERATIONS	29,059	4,712	54,867	159

Interest expense (1)	(4,927)	(2,692)	(12,469)	(10,364)
Loss on extinguishment of debt	—	—	—	(2,790)
Equity method investment (loss)	(248)	(234)	(287)	(740)
NET INCOME (LOSS) BEFORE INCOME TAXES	23,884	1,786	42,111	(13,735)

INCOME TAX EXPENSE (BENEFIT):
Current	—	—	—	—
Deferred	—	232	—	(3,389)
Total income tax expense (benefit)	—	232	—	(3,389)

NET INCOME (LOSS)	$23,884	$1,554	$42,111	$(10,346)

NET INCOME (LOSS) PER SHARE:
Basic	$0.56	$0.04	$0.98	$(0.27)
Diluted	$0.55	$0.04	$0.97	$(0.27)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	43,007	42,598	42,869	38,455
Diluted	43,434	43,018	43,287	38,455

(1) Interest Expense:
Interest on bank debt	$1,763	$2,073	$4,661	$7,657
Other interest	2,585	181	6,208	1,456
Amortization of debt issuance costs	579	438	1,600	1,251
Total interest expense	$4,927	$2,692	$12,469	$10,364

Hallador Energy Company

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$42,111	$(10,346)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax (benefit)	—	(3,389)
Equity method investment loss	287	740
Depreciation, depletion and amortization	29,661	42,930
Loss on extinguishment of debt	—	2,790
Gain on disposal or abandonment of assets, net	(2,410)	(536)
Amortization of debt issuance costs	1,600	1,251
Asset retirement obligations accretion	1,310	1,208
Cash paid on asset retirement obligation reclamation	(455)	(820)
Stock-based compensation	2,144	3,320
Amortization of contract liabilities	(82,639)	(59,236)
Accretion on contract liabilities	5,659	—
Other	274	1,352
Change in current assets and liabilities:
Accounts receivable	(9,325)	8,029
Inventory	8,679	(8,002)
Parts and supplies	(4,898)	(786)
Prepaid expenses	1,190	(1,098)
Accounts payable and accrued liabilities	1,923	(7,715)
Contract liabilities	77,867	57,293
Net cash provided by operating activities	72,978	26,985
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(44,277)	(39,606)
Proceeds from sale of equipment	2,891	3,373
Investment in equity method investments	(394)	—
Net cash used in investing activities	(41,780)	(36,233)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on bank debt	(63,000)	(86,500)
Borrowings of bank debt	63,000	65,000
Payments on lease financing	(5,187)	(4,105)
Proceeds from sale and leaseback arrangement	—	3,783
Issuance of related party notes payable	—	5,000
Payments on related party notes payable	—	(5,000)
Debt issuance costs	(330)	(654)
ATM offering	—	34,515
Taxes paid on vesting of RSUs	(2,352)	(273)
Net cash (used in) provided by financing activities	(7,869)	11,766
Increase in cash, cash equivalents, and restricted cash	23,329	2,518
Cash, cash equivalents, and restricted cash, beginning of period	12,153	7,123
Cash, cash equivalents, and restricted cash, end of period	$35,482	$9,641
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH:
Cash and cash equivalents	$12,663	$3,829
Restricted cash	22,819	5,812
	$35,482	$9,641
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$4,718	$8,679
SUPPLEMENTAL NON-CASH FLOW INFORMATION:
Change in capital expenditures included in accounts payable and prepaid expense	$(5,855)	$(7,825)
Stock issued on redemption of convertible notes and interest	$—	$22,993